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MERRILL LYNCH                                         Term WCMA(R)Loan Agreement
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TERM WCMA LOAN AGREEMENT NO. 9808880201 ("Loan Agreement") dated as of October
1, 1998 between DURAMED PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 5040 Duramed Drive, Cincinnati, OH 45213 ("Customer"), and MERRILL LYNCH
BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In accordance with that certain WORKING CAPITAL MANAGEMENT(R) ACCOUNT AGREEMENT NO. 636-07L06 ("WCMA Agreement") between Customer and MLBFS' affiliate, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S"), customer has subscribed to the WCMA Program described in the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith, Customer has requested that MLBFS make the Term WCMA Loan hereinafter described (the "Loan"); and, subject to the terms and conditions herein set forth, MLBFS has agreed to make the Loan to Customer.

The Loan combines the equivalent of ten successive one-year term loans, each equal to that portion of the Loan which will be fully amortized in the ensuing year, with a line of credit under the WCMA Program "WCMA Line of Credit") equal to that portion of the Loan which will not be amortized in the ensuing year. Subject to the terms hereof, each year after the initial funding there will be an additional funding on account of the term portion of the Loan, with the proceeds deposited into Customer's WCMA Account concurrently with a corresponding reduction in the Maximum WCMA Line of Credit.

This structure provides Customer with substantially the same initial funding and loan amortization as a conventional term loan. However, unlike most conventional term loans, it permits both a prepayment in whole or in part at any time, and, subject to the terms and conditions herein set forth, a reborrowing on a revolving basis of any such amounts prepaid on account of the WCMA Line of Credit portion of the Loan. The structure of the Loan therefore enables Customer at its option to use any free cash balances that it may have from time to time to reduce interest expense on the line of credit portion of the Loan without impairing its working capital.

Accordingly and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

                             Article I. DEFINITIONS

1.1 Specific Terms. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

(a) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the obligations or the granting or perfection of liens or security interests upon any collateral for the Obligations, and shall include, without limitation, the Term WCMA Note.

(b) "Bankruptcy Event" shall mean any of the following: (i) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to any Customer or any Guarantor; or (ii) any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within sixty (60) days after filing; or (iii) Customer or any Guarantor shall make a general assignment for the benefit of creditors; or (iv) Customer or any Guarantor shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or
(v) Customer or any Guarantor shall be adjudicated a bankrupt or insolvent.

(c) "Business Day" shall mean any day other then a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.



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(d) "Closing Date" shall mean the date upon which all conditions precedent to
MLBFS' obligation to make the Loan shall have been met to the satisfaction of MLBFS.

(e) "Commitment Expiration Date" shall mean November 1, 1998.

(f) "Commitment Fee" shall mean a fee of $42,500.00 due to MLBFS in connection with this Loan Agreement.

(g) "Default" shall mean an "Event of Default" as defined in Section 4A hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(h) "General Funding Conditions" shall mean each of the following conditions to any advance by MLBFS hereunder: (i) no Default shall have occurred and be continuing or would result from the making of such loan or advance hereunder by MLBFS, (ii) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer or any Guarantor;
(iii) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects; (iv) MLBFS shall have received this Loan Agreement and all Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS; (v) the Commitment Fee shall have been paid in full; (vi) MLBFS shall have received, as and to the extent applicable, copies of invoices, bills of sale, loan payoff letters and/or other evidence reasonably satisfactory to it that the proceeds of the Loan will satisfy the Loan Purpose; (vii) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of and the perfection and priority of MLBFS' liens and security interests on any collateral for the Obligations furnished pursuant to any of the Additional Agreements; and (viii) any additional conditions specified in the "Term WCMA Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(i) "Guarantor" and "Business Guarantor" shall mean WARNER-LAMBERT COMPANY, a Delaware corporation.

(j) "Interest Due Date" shall mean, with respect to the WCMA Line of Credit, the last Business Day of each calendar month during the term hereof (or, if Customer makes special arrangements with MLPF&S, the last Friday of each calendar month during the term hereof).

(k) "Interest Rate" shall have the meaning set forth in the Term WCMA Note.

(l) "Loan Amount" shall mean an amount equal to the lesser of (i) 100% of the amount required by Customer to satisfy or fulfill the Loan Purpose, (ii) the aggregate amount which Customer shall request be advanced by MLBFS on account of the Loan Purpose, or (iii) $8,500,000.00.

(m) "Loan Purpose" shall mean the purpose for which the proceeds of the Loan will be used; to wit to refinance an existing mortgage at Provident Bank.

(n) "Maximum WCMA Line of Credit" shall mean the maximum aggregate line of credit which MLBFS will extend to Customer subject to the terms and conditions hereof, as the same shall be reduced from time to time in accordance with the terms hereof.

(o) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement and the Term WCMA Note.

(p) "Term WCMA Note" shall mean and refer to the Term WCMA Note executed by Customer and dated as of the date hereof which incorporates both a WCMA Note evidencing amounts owing on account of the




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WCMA Line of Credit portion of the Loan, and a Term Note evidencing amounts owing on account of the term portion of the Loan.

(q) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as WCMA Account No. 636-07L06 and any successor WCMA account.

(r) "WCMA Loan" shall mean each advance made by MLBFS pursuant to the WCMA Line of Credit.

(s) "WCMA Loan Balance" shall mean an amount equal to the aggregate unpaid principal balance of all WCMA Loans.

1.2 Other Terms. Except as otherwise defined herein: (i) all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement shall have the meanings set forth in the WCMA Agreement.

                              Article II. THE LOAN

2.1 Commitment. Subject to the terms and conditions hereof, MLBFS hereby agrees to make the Loan to Customer, and Customer hereby agrees to borrow the Loan from MLBFS. Unless otherwise hereafter agreed by MLBFS, the entire proceeds of the Loan will be disbursed either directly to the applicable third party or parties on account of the Loan Purpose or to reimburse Customer for amounts directly expended by it; all as directed by Customer in a Closing Certificate to be executed and delivered to MLBFS prior to the date of funding.

2.2 Operation of Loan.

(a) Term WCMA Note. The Loan will be evidenced by and shall be repayable in accordance with the terms of the Term WCMA Note and this Loan Agreement. The Term WCMA Note combines two promissory notes, one evidencing the term portion of the Loan (the "Term Note") and the other evidencing the WCMA Line of Credit portion of the Loan (the "WCMA Note"). The balance owing by Customer on account of the Loan at any time shall be an amount equal to the sum of the then outstanding balances under the WCMA Note and the Term Note included in the Term WCMA Note. The Term WCMA Note is hereby incorporated as a part hereof.

(b) Term Note Principal. The principal balance owing under the Term Note at any time shall be an amount equal to the unpaid portion of the amount funded from time to time on account of the Term Note, as hereinafter provided. So long as there shall be any moneys owing by Customer to MLBFS hereunder or there shall be a WCMA Line of Credit, no reduction in the unpaid principal balance of the Term Note to zero shall be deemed a payment of the Term Note in full or an extinguishment of any of the obligations of Customer thereunder or hereunder.

(c) Term Note Funding. Subject to the terms hereof, the Term Note will be funded by MLBFS in ten annual installments, with the first nine installments each equal to one-twentieth of the Loan Amount, and the final installment equal to eleven-twentieths of the Loan Amount. The first one-twentieth installment funded by MLBFS will be funded on the Closing Date and applied on account of the Loan Purpose, as aforesaid. Subsequent installments will be funded on a date chosen by MLBFS in its sole discretion which will be on or within two weeks before or after each subsequent anniversary of the last day of the calendar month in which the Closing Date occurs (each, a "Subsequent Funding Date"). Each Term Note funding after the first shall be deposited into Customer's WCMA Account.

(d) Activation of WCMA Line. On the Closing Date, MLBFS will activate and make available as an integral part of the Loan a WCMA Line of Credit equal to nineteen-twentieths of the Loan Amount, all of which will be immediately disbursed on account of the Loan Purpose as part of the Loan in accordance with the directions of Customer set forth in the Closing Certificate, as aforesaid.


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(e) Subsequent Fundings. On the first Subsequent Funding Date, concurrently with
MLBFS' funding of the second installment of the debt evidenced by the Term Note into the WCMA Account, the Maximum WCMA Line of Credit will be reduced to an amount equal to eighteen-twentieths of the Loan Amount. On the second Subsequent Funding Date, the Maximum WCMA Line of Credit will be reduced to an amount equal to seventeen-twentieths of the Loan Amount; on the third Subsequent Funding Date the Maximum WCMA Line of Credit will be reduced to an amount equal to sixteen-twentieths of the Loan Amount; on the fourth Subsequent Funding Date the Maximum WCMA Line of Credit will be reduced to an amount equal to fifteen-twentieths of the Loan Amount; on the fifth Subsequent Funding Date, the Maximum WCMA Line of Credit will be reduced to an amount equal to fourteen-twentieths of the Loan Amount; on the sixth Subsequent Funding Date, the Maximum WCMA Line of Credit will be reduced to an amount equal to thirteen-twentieths of the Loan Amount; on the seventh Subsequent Funding Date, the Maximum WCMA Line of Credit will be reduced to an amount equal to twelve-twentieths of the Loan Amount; and on the eighth Subsequent Funding Date, the Maximum WCMA Line of Credit will be equal to an amount equal to eleven-twentieths of the Loan Amount.

(f) WCMA Maturity Date. On the ninth Subsequent Funding Date (the "WCMA Maturity Date"), the WCMA Line of Credit will be terminated and the WCMA Account, at the option of Customer, will either be converted to a WCMA Cash Account (subject to any requirements of MLPF&S) or terminated.

2.3 Conditions of MLBFS' Obligation. The Closing Date and MLBFS' obligation to make the Loan on the Closing Date are subject to the prior fulfillment of each of the following conditions: (a) MLBFS shall have received a written request from Customer that the Loan be funded in accordance with the terms hereof, together with a written direction from Customer as to the method of payment and payee(s) of the proceeds of the Loan, which request and direction shall have been received by MLBFS not less than two Business Days prior to any requested funding date; (b) the Commitment Expiration Date shall not then have occurred; and (c) each of the General Funding Conditions shall then have been met or satisfied to the reasonable satisfaction of MLBFS.

2.4 Conditions of Subsequent Fundings. The obligation of MLBFS to fund installments of the term portion of the Loan on any Subsequent Funding Date shall be subject to each of the conditions specified in Section 2.3(c) hereof being met at such date and the further condition that all payments due under the Term Note on or prior to any Subsequent Funding Date shall have been paid in full provided, however, that notwithstanding the failure of any such conditions to have been met, MLBFS may in its sole discretion fund such installment and/or any other installments, and no such funding shall constitute a waiver by MLBFS of any of its rights hereunder or under any of the Additional Agreements. Without limiting the foregoing, it is understood that no funding by MLBFS of any sum hereunder while a Default shall have occurred and is continuing shall under any circumstances be deemed a waiver by MLBFS of such Default, or a waiver of any of MLBFS' rights hereunder.

2.5 Acknowledgments of Customer. Customer acknowledges, covenants and agrees that:

(a) Payment of WCMA Interest; Additional Deposits. Under the terms of this Loan Agreement, interest accrued on amounts outstanding on the WCMA Line of Credit each month will, subject to the terms hereof, be paid from the proceeds of a borrowing of an additional sum under the WCMA Line of Credit. Because all or substantially all of the Maximum WCMA Line of Credit will ordinarily be drawn on the Closing Date, Customer agrees that it will, without demand, invoicing or the request of MLBFS, from time to time make sufficient deposits into the WCMA Account in order to assure that the Maximum WCMA Line of Credit is not exceeded. Installments of principal and interest under the Term Note shall be paid directly to MLBFS in accordance with the terms of the Term Note.

(b) Additional Interest Charges. SUBJECT TO THE TERMS HEREOF, ON EACH SUBSEQUENT FUNDING DATE MLBFS WILL DEPOSIT THE AMOUNT FUNDED INTO THE WCMA ACCOUNT. DUE TO POSSIBLE DELAYS IN POSTING AS WELL AS CERTAIN DELAYS IN RECOGNITION OF DEPOSITS INHERENT IN THE WCMA PROGRAM, CUSTOMER WILL NOT RECEIVE CREDIT FOR THE AMOUNT DEPOSITED FOR UP TO SEVERAL DAYS THEREAFTER, RESULTING IN AN INTEREST CHARGE FOR THAT PERIOD OF TIME ACCRUING AND CHARGED IN THE WCMA ACCOUNT. ON THE OTHER HAND, BECAUSE MLBFS BORROWS ALL OR SUBSTANTIALLY ALL


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OF THE FUNDS THAT IT LENDS ON THE DATE OF FUNDING, IT MUST CHARGE INTEREST ON
THE AMOUNT FUNDED ON EACH SUBSEQUENT FUNDING DATE FROM THE DATE OF ITS DEPOSIT INTO THE WCMA ACCOUNT, WHETHER OR NOT SUCH DEPOSIT IS IMMEDIATELY RECOGNIZED. THE TIMING DIFFERENCES BETWEEN THE DATE OF DEPOSIT AND DATE OF RECOGNITION OF THE DEPOSIT IN THE WCMA ACCOUNT WILL THEREFORE RESULT IN EXTRA INTEREST CHARGES TO CUSTOMER, WHICH CUSTOMER ACKNOWLEDGES ARE AN ADDITIONAL COST OF THE LOAN AND HEREBY UNCONDITIONALLY AGREES TO PAY.

2.6 Commitment Fee. In consideration of the agreement by MLBFS to extend the Loan to Customer in accordance with and subject to the terms hereof, Customer has paid or shall, on or before the Closing Date pay, the Commitment Fee to MLBFS. Customer acknowledges and agrees that the Commitment Fee has been fully earned by MLBFS, and that it will not under any circumstances be refundable.

                      Article III. THE WCMA LINE OF CREDIT

3.1 WCMA Note.

All amounts owing under the WCMA Line of Credit shall be deemed owing under and evidenced by the WCMA Note included in the Term WCMA Note.

3.2 WCMA Loans.

(a) Loan Commitment and Requests. Subject to the terms and conditions hereof:
(i) on the Closing Date, MLBFS will make a WCMA Loan to Customer in an amount equal to the Maximum WCMA Line of Credit the entire proceeds of which will be disbursed on account of the Loan Purpose, as aforesaid; and (ii) during the Period from and after the Closing Date to the WCMA Maturity Date: (x) Customer may repay said WCMA Loan and any other WCMA Loans in whole or in part at any time without premium or penalty, and request a re-borrowing of amounts repaid on a revolving basis, and (y) in addition to WCMA Loans automatically made to pay accrued interest, as herein provided, MLBFS will make such additional WCMA Loans as Customer may from time to time request in accordance with the terms hereof. Customer may request WCMA Loans by use of WCMA Checks, FTS, Visa? charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(b) Conditions of WCMA Loans. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of receipt by MLBFS of Customer's request:
(i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or (ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) an event shall have occurred and be continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(c) Limitation of Liability. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.




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(d) Interest. (i) An amount equal to accrued interest on the WCMA Loan Balance shall be payable by Customer monthly on each Interest Due Date, commencing with the Interest Due Date occurring in the calendar month in which the Closing Date shall occur. Unless otherwise hereafter directed in writing by MLBFS on or after the first to occur of the WCMA Maturity Date or the date of termination of the WCMA Line of Credit pursuant to the terms hereof, such interest will be automatically charged to the WCMA Account on the applicable Interest Due Date, and, to the extent not paid with free credit balances or the proceeds of sales of any Money Accounts then in the WCMA Account, as hereafter provided, paid by a WCMA Loan and added to the WCMA Loan Balance. All interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

(ii) Notwithstanding any provision to the contrary in this Agreement or any of the Additional Agreements, no provision of this Agreement or any of the Additional Agreements shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted to be charged by law ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated as being provided for, in this Agreement or any of the Additional Agreements, then: (A) Customer shall not be obligated to pay any Excess Interest; and (B) any Excess Interest that MLBFS may have received hereunder or under any of the Additional Agreements shall at the option of MLBFS, be: (1) applied as a credit against the then unpaid WCMA Loan Balance, (2) refunded to the payer thereof, or (3) any combination of the foregoing.

(e) Payments. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customer's WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the Loan and WCMA Line of Credit are subject to final collection.

(f) Statements. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(g) Irrevocable Instructions to MLPF&S. In order to minimize the WCMA Loan Balance, Customer hereby irrevocably authorizes and directs MLPF&S, effective on the Activation Date and continuing thereafter so long as this Agreement shall be in effect: (i) to immediately and prior to application for any other purpose pay to MLBFS to the extent of any WCMA Loan Balance or other amounts payable by Customer hereunder all available free credit balances from time to time in the WCMA Account; and (ii) if such available free credit balances are insufficient to pay the WCMA Loan Balance and such other amounts, and there are in the WCMA Account at any time any investments in Money Accounts (other then any investments constituting any Minimum Money Accounts Balance under the WCMA Directed Reserve Program), to immediately liquidate such investments and pay to MLBFS to the extent of any WCMA Loan Balance and such other amounts the available proceeds from the liquidation of any such Money Accounts.



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                         Article IV. GENERAL PROVISIONS

4.1 Representations and Warranties.

Customer represents and warrants to MLBFS that:

(a) Organization and Existence. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary; and, where applicable, each Business Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) Execution, Delivery and Performance. The execution, delivery and performance by Customer of this Loan Agreement and by Customer and each Guarantor of such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (ii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer or any such Guarantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement, the Term WCMA Note and the other Additional Agreements to which it is a party.

(d) Enforceability. This Loan Agreement, the Term WCMA Note and such of the other Additional Agreements to which Customer or any Guarantor is a party are the respective legal, valid and binding obligations of Customer and such Guarantor, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) Financial Statements. Except as expressly set forth in Customer's or any Business Guarantor's financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

(f) Litigation. To the knowledge of customer no litigation, arbitration, administrative or governmental proceedings are pending or threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any such Guarantor or the continued operations of Customer or any Business Guarantor.

(g) Tax Returns. To the knowledge of Customer, all federal, state and local tax returns, reports and statements required to be filed by Customer and each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor).

For the purpose of making the foregoing representations and warranties as the same pertain to Guarantor, Customer has made no investigation or inquiry to determine the accuracy of the same. It is understood, nevertheless, that the breach of any such representations and warranties as they pertain to Guarantor shall




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constitute an Event of Default hereunder notwithstanding the failure of Customer to make investigation or inquiry. Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to make the Loan, and (ii) is continuing and shall be deemed remade by Customer on the Closing Date, on each Subsequent Funding Date and concurrently with each request for a WCMA Loan.

4.2 Financial and Other Information.

Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(a) Annual Financial Statements. Within 120 days after the close of each fiscal year of Customer and each Business Guarantor, Customer shall furnish or cause to be furnished to MLBFS: (i) a copy of the annual audited financial statements of Customer and each Business Guarantor, consisting of at least a balance sheet as at the close of such fiscal year and related statements of income, retained earnings and cash flows, certified by its current independent certified public accountants or other independent certified public accountants reasonably acceptable to MLBFS, and (ii) a copy of Customer's and each Business Guarantor's 10-K report, when and as filed with the Securities Exchange Commission.

(b) Interim Financial Statements. Within 45 days after the close of each fiscal quarter of Customer and each Business Guarantor, Customer shall furnish or cause to be furnished to MLBFS: a copy of Customer's and each Business Guarantor's 10-Q report, when and as filed with the Securities Exchange Commission.

(c) Other Information. Customer shall furnish or cause to be furnished to MLBFS such other information as MLBFS may from time to time reasonably request relating to Customer or any Guarantor.

4.3 Other Covenants. Customer further covenants and agrees during the term of this Loan Agreement that:

(a) Financial Records; Inspection. Customer and each Business Guarantor will:
(i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) Taxes. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either any liens and security interests of MLBFS under any Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer or any Business Guarantor.

(c) Compliance With Laws and Agreements. Neither Customer nor any Guarantor will violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either any liens and security interests of MLBFS under any Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of customer or any Business Guarantor.

(d) Use of Loan Proceeds; Securities Transactions. The proceeds of the Loan (including the initial WCMA Loan) shall be used by Customer solely for the Loan Purpose or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. The proceeds of each WCMA Loan other than the initial WCMA Loan shall be used by Customer solely for working capital in the ordinary course of Customer's business or with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will the Loan or funds borrowed from MLBFS through the Term WCMA Line of Credit be used: (i) for personal, family or household purposes of any person whatsoever, or (ii) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, whether in or in connection with the WCMA Account, another account of Customer with MLPF&S or an account of Customer at any other broker or dealer in securities.

(e) Notification By Customer. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or any Business Guarantor; and (iii) any information which indicates that any financial statements of Customer or any Guarantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the event or information being taken to rectify or remedy such event or information.

(f) Notice of Change. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer or any Guarantor.

(g) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) neither Customer nor any Business Guarantor shall be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Customer or such Business Guarantor or, (B) a material adverse change in the financial condition or operations of Customer or such Business Guarantor; (ii) Customer and each Business Guarantor shall preserve their respective existence and good standing in the jurisdiction(s) of establishment and operation; (iii) neither Customer nor any Business Guarantor shall engage in any material business substantially different from their respective business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) neither Customer nor any Business Guarantor shall cause or permit any other person or entity to assume or succeed to any material business or operations of Customer or such Business Guarantor, and (v) neither Customer nor any Business Guarantor shall cause or permit any material change in its controlling ownership.

4.4 Events of Default.

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) Exceeding the Maximum WCMA Line of Credit. If the WCMA Loan Balance shall at anytime exceed the Maximum WCMA Line of Credit and Customer shall fail to deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit within 5 Business Days after the receipt by Customer of the first to be received of either: (i) any written notice thereof from MLBFS, or (ii) a statement from MLPF&S showing a WCMA Loan Balance in excess of the Maximum WCMA Line of Credit.

(b) Other Failure to Pay. Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any other amount owing or required to be paid or deposited by customer under this Loan Agreement or the Term WCMA Note, or shall fail to pay when due any other Obligations, and any such failure shall continue for more then five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) Failure to Perform. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(d) Breach of Warranty. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(e) Default Under Other Agreement. A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(f) Bankruptcy Event. Any Bankruptcy Event shall occur.

(g) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by Customer or any Guarantor of any of their respective liabilities or obligations under this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements to which Customer or such Guarantor is a party has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(h) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking, or otherwise.

4.5 Remedies.

(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice: (a) terminate its obligation to make the Loan (if the Loan has not then been funded), or fund any further amount on account of the Term WCMA Note, (b) terminate the WCMA Line of Credit, and (c) terminate any obligation to otherwise extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event the WCMA Line of Credit and all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) Acceleration. MLBFS may declare the principal of and interest on the Term Note and WCMA Note included in the Term WCMA Note, and all other obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest and other obligations shall automatically become due and payable without any action on the part of MLBFS.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit deposits, accounts, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S, including, without limitation, all securities accounts with MLPF&S and all cash and securities and other financial assets therein or controlled thereby, and all proceeds thereof. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

(c) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Term WCMA Note, the other Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

4.6 Miscellaneous

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of the Loan Agreement, the Term WCMA Note or any of the other Additional Agreements and any consent to any departure by Customer from the terms thereof shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or future notice or demand in similar or other circumstances.

(b) Disclosure. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer.

(c) Communications. All notices and other communications required or permitted hereunder or in connection with any of the Additional Agreements shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) Costs, Expenses and Taxes. Customer shall upon demand pay or reimburse MLBFS for: (i) all Uniform Commercial Code and other filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in any collateral for the obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out of pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. The obligations of Customer under this Paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) Late Charge. Any payment required to be made by Customer pursuant to this Loan Agreement or any of the Additional Agreements not paid within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable on demand, or, without demand may in the sole discretion of MLBFS be paid by a WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest with respect to the WCMA Line of Credit.

(g) Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements.

(h) Binding Effect. This Loan Agreement, the Term WCMA Note and the other Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements.

(i) Headings. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) Governing Law. This Loan Agreement, the Term WCMA Note and, unless otherwise expressly provided therein, each of the other Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) Severability of Provisions. Whenever possible, each provision of this Loan Agreement, the Term WCMA Note and the other Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement, the Term WCMA Note and the other Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) Term. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be obligated to make the Loan, or, after the Closing Date, there shall be any moneys outstanding under the Term Note or WCMA Note included in the Term WCMA Note or under this Loan Agreement, or there shall be any other Obligations outstanding.

(m) Counterparts. This Loan Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(n) Jurisdiction; Waiver. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT, THE TERM WCMA NOTE AND THE OTHER ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN, THIS LOAN AGREEMENT, THE TERM WCMA NOTE, ANY OTHER ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

(o) Integration. THIS LOAN AGREEMENT, TOGETHER WITH THE TERM WCMA NOTE AND THE OTHER ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT OFFICIAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. WITHOUT LIMITING THE FOREGOING, CUSTOMER ACKNOWLEDGES THAT: (I) NO PROMISE OR COMMITMENT HAS BEEN MADE TO IT BY MLBFS, MLPF&S OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES TO MAKE THE LOAN ON ANY TERMS OTHER THAN AS EXPRESSLY SET FORTH HEREIN AND IN THE TERM WCMA NOTE, OR TO MAKE ANY OTHER LOAN OR OTHERWISE EXTEND ANY OTHER CREDIT TO CUSTOMER OR ANY OTHER PARTY; AND (II) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THIS LOAN AGREEMENT SUPERSEDES AND REPLACES ANY AND ALL PROPOSALS, LETTERS OF INTENT AND APPROVAL AND COMMITMENT LETTERS FROM MLBFS TO CUSTOMER, NONE OF WHICH SHALL BE CONSIDERED AN ADDITIONAL AGREEMENT. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT OR ANY OF THE ADDITIONAL AGREEMENTS TO WHICH CUSTOMER IS A PARTY SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY MLBFS, CUSTOMER AND THE GUARANTOR.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

DURAMED PHARMACEUTICALS, INC.


By: /s/ Timothy J. Holt
--------------------------------------------------------------------------------
            Signature (1)                           Signature (2)


    Timothy J. Holt
--------------------------------------------------------------------------------
            Printed Name                            Printed Name


    Senior Vice President - Finance
--------------------------------------------------------------------------------
            Title                                   Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By: /s/ Brian R. Conners - Assistant Vice President
   ------------------------------------------------